Accounts receivable	6 Months Ended
Jun. 30, 2018
Accounts receivable
Accounts receivable

4.            Accounts receivable

The following table depicts the components of our accounts receivable as of June 30, 2018 and December 31, 2017:

	As of
In thousands of U.S. dollars	June 30, 2018	December 31, 2017
Scorpio MR Pool Limited	$27,529	$27,720
Scorpio LR2 Pool Limited	13,466	7,026
Scorpio Handymax Tanker Pool Limited	3,525	6,037
Scorpio LR1 Tanker Pool Limited	1,124	3,002
Scorpio Aframax Pool Limited	64	1,095
Receivables from the Scorpio Group Pools	45,708	44,880
Receivables from Navig8 pools	1,834	14,625
Insurance receivables	1,288	870
Freight and time charter receivables	626	2,399
Other receivables	846	2,684
	$50,302	$65,458

Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Aframax Pool Limited, Scorpio Panamax Tanker Pool Limited, Scorpio LR1 Tanker Pool Limited and Scorpio Handymax Tanker Pool Limited are related parties, as described in Note 13. Amounts due from the pools relate to income receivables and receivables for working capital contributions which are expected to be collected within one year.

Receivables from Navig8 pools represent amounts due from the Navig8 LR8 and Alpha8 pools for certain vessels that were acquired from NPTI which operated in such pools during the year ended December 31, 2017. $1.5 million out of the $1.8 million outstanding as of June 30, 2018 was collected in July 2018.

Insurance receivables primarily represent amounts collectible on our insurance policies in relation to vessel repairs.

Freight and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market.

We consider that the carrying amount of accounts receivable approximates their fair value due to the short maturity thereof. Accounts receivable are non-interest bearing. At June 30, 2018 and December 31, 2017, no material receivable balances were either past due or impaired.